UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 28, 2006

PeopleSupport, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-115328	95-4695021
(State or other jurisdiction of incorporation)	(Commission Identification No.)	(IRS Employer File Number)
1100 Glendon Ave., Suite 1250, Los Angeles, California 90024
(Address of principal executive offices) (Zip Code)
(310) 824-6200
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
     On July 28, 2006, PeopleSupport, Inc. (“PeopleSupport”), entered into a Business Loan Agreement (the “Loan Agreement”) with Citibank (West), FSB (“Citibank”). The Loan Agreement provides a revolving line of credit for general corporate purposes and allows PeopleSupport to borrow up to $25 million from time to time as needed. The line of credit terminates on July 28, 2008 and any amounts borrowed must be repaid on that date.
     Loans outstanding under the Loan Agreement bear interest, at PeopleSupport’s election, either at a prime rate minus .25% or an adjusted LIBOR rate (LIBOR plus .65%). PeopleSupport has no borrowings outstanding under the Loan Agreement as of this time.
     The Loan Agreement contains customary restrictive and financial covenants, including financial covenants requiring minimum EBITDA levels and customary events of default. Citibank’s obligations to make advances under the Loan Agreement are subject to the ongoing accuracy of PeopleSupport’s representations and warranties under the Loan Agreement and the absence of any events which would be defaults or constitute a material adverse effect. Borrowings under the Loan Agreement cannot exceed an agreed borrowing base tied to a percentage of PeopleSupport’s eligible accounts receivable. The obligations of PeopleSupport under the Loan Agreement are guaranteed by each of PeopleSupport’s subsidiaries.
     The Loan Agreement and subsidiary guaranty are filed as exhibits to this report as Exhibits 10.1 and 10.2 and are incorporated herein by reference. The descriptions above are summaries of the Loan Agreement and guaranty, and are qualified in their entirety by the complete text of the agreements.
Section — Financial Statements and Exhibits
Item 9.01 Exhibits.
(d)	Exhibits.

Exhibit No.	Description
Exhibit 10.1	Business Loan Agreement, dated as of July 28, 2006, between PeopleSupport, Inc. and Citibank (West), FSB

Exhibit 10.2	Continuing Guaranty, dated as of July 28, 2006, by each of PeopleSupport (Philippines), Inc., PeopleSupport (Costa Rica), S.R.L., PeopleSupport Rapidtext, Inc., The Transcription Company, STC Solutions, Inc. and ProArm Management, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 2, 2006
PeopleSupport, Inc. a Delaware corporation
	By:	/s/ Caroline Rook

Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Business Loan Agreement dated as of July 28, 2006, between PeopleSupport, Inc. and Citibank (West), FSB

10.2	Continuing Guarantee dated as of July 28, 2006, by and each of PeopleSupport, Inc., PeopleSupport (Philippines), Inc., PeopleSupport (Costa Rica), S.R.L., PeopleSupport Rapidtext, Inc., The Transcription Company, STC Solutions, Inc. and ProArm Management, Inc.